Income Taxes	6 Months Ended
Apr. 30, 2022
Text Block [Abstract]
Income Taxes
Note 10: Income Taxes
Canadian Taxing Authorities have reassessed
or proposed to reassess
us for additional income tax and interest in an amount of approximately $1,425 million, to date, in respect of certain
2011-2017
Canadian corporate dividends. Those reassessments denied certain dividend deductions on the basis that the dividends were received as part of a “dividend rental arrangement”. In general, the tax rules raised by the Canadian Taxing Authorities were prospectively addressed in the 2015 and 2018 Canadian Federal Budgets. We filed Notices of Appeal with the Tax Court of Canada and the matter is in litigation. We expect to be reassessed for income tax in respect of similar activities undertaken in 2018. We remain of the view that our tax filing positions were appropriate and intend to challenge all reassessments. However, if such challenges are unsuccessful, the additional expense would negatively impact our net income.